UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2005

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices, including zip code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

As a result of its adoption in the second fiscal quarter of 2004 of definitive plans for the disposition of its Marshall Field’s and Mervyn’s business units, Target Corporation (the Company) was required to report the financial results of those two segments as discontinued operations for all periods after its first quarter ended May 1, 2004.

In addition, the Company elected to adopt the provisions of Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (SFAS No. 123R) under the modified retrospective transition method for the year ended January 29, 2005.  SFAS No. 123R eliminates accounting for share-based compensation transactions using the intrinsic value method prescribed in APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and requires instead that such transactions be accounted for using a fair-value-based method.  Accordingly, all prior period financial statements have been restated to recognize compensation cost in the amounts previously reported in the Notes to the Consolidated Financial Statements under the provisions of SFAS No. 123, “Accounting for Stock-based Compensation.”

To provide historical perspective for comparative purposes, the Company is providing certain financial statements from the following previously filed Form 10-Qs to present results from continuing operations only and to recognize compensation cost under the provisions of SFAS No. 123R: Form 10-Q for the quarterly period ended May 4, 2002, Form 10-Q for the quarterly period ended August 3, 2002 and Form 10-Q for the quarterly period ended November 2, 2002.  Additionally, certain financial statements from the Company’s Form 10-K for the fiscal year ending February 1, 2003 are also included.

Item 9.01                                           Financial Statements and Exhibits

(c)	Exhibits

	(99)A.	Consolidated Results of Operations for the Three Months ended May 4, 2002, August 3, 2002, November 2, 2002 and February 1, 2003 and for the Year ended February 1, 2003.

	(99)B.	Consolidated Statements of Financial Position at May 4, 2002, August 3, 2002, November 2, 2002 and February 1, 2003.

	(99)C.	Credit Card Contribution from Continuing Operations for the Three Months ended May 4, 2002, August 3, 2002, November 2, 2002 and February 1, 2003 and for the Year ended February 1, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: October 26, 2005	/s/ Douglas A. Scovanner
Douglas A. Scovanner
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

(99)A.	Consolidated Results of Operations for the Three Months ended May 4, 2002, August 3, 2002, November 2, 2002 and February 1, 2003 and for the Year ended February 1, 2003.	Filed Electronically

(99)B.	Consolidated Statements of Financial Position at May 4, 2002, August 3, 2002, November 2, 2002 and February 1, 2003.	Filed Electronically

(99)C.	Credit Card Contribution from Continuing Operations for the Three Months ended May 4, 2002, August 3, 2002, November 2, 2002 and February 1, 2003 and for the Year ended February 1, 2003.	Filed Electronically